Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Inventories

(CAD$ in millions)	December 31, 2019	December 31, 2018
Supplies	$721	$693
Raw materials	271	300
Work in process	491	595
Finished products	573	539
	2,056	2,127
Less long-term portion (Note 14)	(75)	(62)
	$1,981	$2,065

Cost of sales of $8.6 billion (2018 – $7.9 billion) includes $7.9 billion (2018 – $7.3 billion) of inventories recognized as an expense during the year.

Total inventories held at net realizable value amounted to $95 million at December 31, 2019 (December 31, 2018 – $172 million). Total inventory write-downs in 2019 were $60 million (2018 – $82 million) and were included as part of cost of sales.

Long-term inventories consist of ore stockpiles and other in-process materials that are not expected to be processed within one year.